Supplement to the
Fidelity Advisor® Communications Equipment Fund
Class A, Class M, Class C and Class I
September 29, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee for Fidelity Advisor® Communications Equipment Fund has been removed.

Effective October 1, 2017, the following replaces similar information for Fidelity Advisor® Communications Equipment Fund found in the "Fund Summary" section under the "Fee Table" heading.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the "Fund Distribution" section beginning on page 46 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus.

AFDC-SUM-17-04 1.9881350.103	November 17, 2017